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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT



To the Board of Directors and Stockholders of AboveNet Communications Inc.:

     We consent to the incorporation by reference in this Registration Statement of AboveNet Communications Inc. on Form S-8 of our reports dated August 7, 1998 (December 4, 1998 as to Note 12), appearing in Registration Statement No. 333-63141 on Form S-1 of AboveNet Communications Inc.


DELOITTE & TOUCHE LLP

San Jose, California
December 17, 1998